Eteplirsen AVI BioPharma CHMP Oral Explanation Date: 24 April 2018 Exhibit 99.2 The information presented to the CHMP included clinical efficacy and other data that were excluded from the FDA approved product labeling for EXONDYS 51® (eteplirsen). Sarepta Therapeutics, Inc. makes no recommendation for the use of EXONDYS 51 in any manner inconsistent with its FDA approved product labeling

Attendees Name Position AVI BioPharma Douglas Ingram President & Chief Executive Officer Shamim Ruff, MSc Sr. Vice President, Chief Regulatory Affairs Officer Helen Eliopoulos, MD Executive Director, Regulatory Affairs Diane Frank, PhD Sr. Director, Translational Development Chris Mix, MD VP, Clinical Development Heidi Krenz, MD VP, Pharmacovigilance Alex Meldrum Senior Consultant Regulatory Affairs External Experts Craig M. McDonald, MD Study Chair, CINRG Duchenne Natural History Study; Professor and Chair, Dept. Physical Medicine & Rehabilitation; Director, Neuromuscular Disease Clinics; University of California at Davis School of Medicine Bernard Kinane, MD Chief, Pediatric Pulmonary Unit, Massachusetts General Hospital for Children Ping-Yu Liu, PhD Statistician, Fred Hutchinson Cancer Research Center, Member Emeritus

Proposed Indication for DMD DMD is a rare, fatal disease Result from inability to produce dystrophin Proposed indication is in a subpopulation of DMD Treatment of Duchenne muscular dystrophy (DMD) in ambulatory patients 4 years and older who have a confirmed mutation of the DMD gene that is amenable to exon 51 skipping No approved therapy for this population in Europe

What You Will Hear Today Eteplirsen: Induces exon skipping and produces functional dystrophin Consistently slows disease progression Multiple studies and endpoints 115 DMD subjects (~ 28% of the eligible population in Europe) Favorable safety profile and well tolerated Commitment to a confirmatory trial if granted conditional marketing approval Urgent unmet need

Dystrophin Quantification: Proof of Eteplirsen Mechanism of Action Craig M. McDonald, MD Study Chair, CINRG Duchenne Natural History Study Professor and Chair, Dept. Physical Medicine & Rehabilitation Professor of Pediatrics Director, Neuromuscular Disease Clinics University of California at Davis School of Medicine

Goal of Eteplirsen: Production of Functional Truncated Dystrophin Protein The truncated dystrophin proteins produced by eteplirsen are functional and the same proteins produced from conception in Becker muscular dystrophy patients (near normal life expectancy) The goal of eteplirsen is not to produce a Becker phenotype The goal is to slow disease progression by producing low levels of dystrophin (as in exon 44 skip amenable DMD patients)

What Amount of Dystrophin is Clinically Relevant? Low levels of truncated dystrophin are naturally present in exon 44 skip amenable patients with DMD – an experiment in nature Exon 44 skip amenable patients have levels of dystrophin which are similar to those seen with pharmacologic exon skipping (20% by IHC) These levels of dystrophin are associated with a milder phenotype (based on 6MWT, NSAA, and loss of ambulation) 50% of exon 44 skip amenable patients ambulate beyond 20 years

Similar Quantity of Truncated Dystrophin Protein Seen in Both Eteplirsen Treated Patients and Exon 44 Amenable Patients *Untreated Exon 51-amenable EC for Study 201/202 Week 180. †Untreated Exon 44-amenable from Anthony K, et al. Neurology. 2014;83(22):2062-2069. Study 201/202 P<0.001 Exon 51–Amenable Untreated (N=9)* Eteplirsen Treated (N=11) Exon 44–Amenable Untreated (N=5)†

0.08% 0.93% 0.16% 0.44% Week 48 Study 301 Week 180 Study 201/202 P=0.007 P=0.008 Treated (N=12) Baseline (N=12) Treated (N=11) Untreated (N=9) 2.8-fold increase 11.6-fold increase Eteplirsen Produces Dystrophin Which Accumulates Over Time Validated Western Blot

Major Objections Related to Dystrophin Objection Eteplirsen MAA The very modest increase in dystrophin production (mean 0.93% WB of normal dystrophin in study 201/202 and 0.44% in study 301) Clinical relevance of the dystrophin produced is confirmed Levels observed in Study 201/202 are similar to exon 44 skip amenable No increase was detected in a number of patients in both studies, only partially supports the proposed mechanism of action of eteplirsen Western Blot shows a range of response, as expected All evaluated patients (N=36) have demonstrated exon skipping by RT-PCR

8 Year Old Untreated DMD Patient: Typical Attempted Run Steroid Treated Since Age 4; 6MWD = 330 Meters

Review of Clinical Data Helen Eliopoulos MD Executive Director, Regulatory Affairs

Eteplirsen DMD Clinical Program: 3 Trials Contribute to Efficacy Phase 1 Phase 2 Phase 3 Study 33 Single IM Dose N=7 Study 28 IV Dose Ranging N=19 Study 201/202 (4-Year) Age 7-13; N=12 Study 204 (2 Year) Age 7-21; N=24 Study 203 Age 4-6; N=26 Study 301 (2-Year) Age 7-16; N=79 Study 102 Age 0.5-48 mo; N=4

Clinical Efficacy Focuses on Phases of Decline in DMD Standard of Care: Glucocorticoid Use 7 Years 20 Years 13 Years 10 Years Pulmonary Linear Decline (FVC%p) 10-18 years Mechanical Ventilation Early Mortality Ambulatory Decline: ≥7 years (6MWT & NSAA)

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Rigorous Identification of Most Appropriate External Controls

- **12 DMD Registries and Untreated Controls identified**
- **Only 3 of 12 prospectively collected ambulatory or pulmonary endpoints**
  - Long term data for endpoints
  - Patient level data available for genotyping

Registry (Patients)	Six Minute Walk Test (6MWT)	North Star Ambulatory Assessment (NSAA)	Loss of Ambulation (LOA)	Forced Vital Capacity %predicted (FVC %p)
Italian Telethon (N=96)	✓	✓	✓	
Leuven NMRC (N=89)	✓		✓	
CINRG* (N=397)			✓	✓

*At the time of data collection CINRG had limited longitudinal 6MWT & NSAA data.

Ambulatory Data vs Primary EC Six-Minute Walk Test (6MWT) Loss of Ambulation (LOA) North Star Ambulatory Assessment (NSAA)

Identification of Primary External Control (EC) for Ambulatory Outcomes from Italian Telethon and Leuven Centers Genetically Confirmed Amenable to Exon Skipping Exon 51 Skip Amenable Patients N=185 Italian Telethon and Leuven NMRC Pre-specified Criteria Based on Study 201/202 Corticosteroid treatment ≥ 7 years old N=49 Amenable to Any Exon Skip (includes 8 milder exon 44 skip amenable pts) N=12 “Primary External Control”

Primary EC Comparable to Studies 201/202 & 301 Parameter Primary EC N=12 Study 201/202 N=12 Study 301 N=60 Mean Age (years) 9.5 9.4 9.6 Mean 6MWT (m) 362.8 363.2 376.2 Mean NSAA 22.8 24.9 21.9 Corticosteroid Type Deflazacort 8 (67%) 8 (67%) 17 (28%) Prednisone 4 (33%) 4 (33%) 43 (72%) Key Baseline Characteristics

Primary EC and Study 201/202 Received High Standard of Care Frequency of Physical Therapy (Days/wk or Usage) Primary EC: N=12 (Patients) Study 201/202 N=12 (Patients) 4-6 4 2 2-3 8 3 ≤1 0 5 None 0 2

Study 201/202 vs Primary EC: Individual 6MWT Over 4 Years Δ=147 m* p=0.007 Δ=165 m* p=0.001 ANCOVA with a covariate for Baseline 6MWT. *Δ= Difference in Mean Change from Baseline. Eteplirsen Study 201/202 (N=12) Primary EC (N=12)

Probability of Remaining Ambulatory Kaplan-Meier Estimates for Study 201/202 vs Primary EC Eteplirsen (N=12) Primary External Control (N=12) Year 4 Estimate Study 201/202 = 83% Primary EC = 12% Log-rank p=0.007 BL Year 1 Year 2 Year 3 Year 4 Study 201/202 12 10 10 10 10 Primary EC 12 12 9 6 1 Probability of Remaining Ambulatory (%) 100 90 80 70 60 50 40 30 20 10 0

Eteplirsen Study 201/202 vs Italian Telethon: Slowing of NSAA Directionally Consistent with 6MWT ∆3.4 (p=0.333) ∆ = Difference in mean change from baseline. # NSAA Activity 1 Stand 2 Walk 3 Stand from chair 4/5 Stand on one leg (right/left) 6/7 Climb box step (right/left) 8/9 Descend box step (right/left) 10 Sit from supine 11 Rise from supine (Gower) 12 Lift head from floor 13 Stand on heels 14 Jump 15/16 Hop on one leg (right/left) 17 10 meter run/walk Years

ICH E10 (2.5.4 Validity of Inference from External Controls) Externally Controlled Trials Can be Persuasive: Comparison of Study 201/202 vs Primary EC Disease has a well documented, highly predictable course DMD declines are well characterized for homogenous populations Covariates influencing the outcomes of disease are well characterized Key baseline characteristics comparable (age, 6MWT, steroids) Observational variables are similar SOC comparable (physical therapy, steroids) Study endpoint is objective Loss of ambulation is an objective endpoint Treatment outcome is markedly different Large magnitude of effect over 4 years

Study 301 Interim Analysis of 6MWT and NSAA vs Primary EC: Directionally Favoring Eteplirsen Patients at Year 2 ∆38.8 m (p=0.354) Eteplirsen-Treated (N=60) Primary EC (N=12) Mean (meters, ± SE) Mean Score 6MWT NSAA ∆3.8 (p=0.053) Eteplirsen-Treated (N=60) Italilan Telethon (N=9) For reference: Year 1 Study 301 is N= 51 and Year 2 Study 301 is N=34, Years Years BL 1 2

Pulmonary Data vs CINRG Control: Forced Vital Capacity % Predicted (FVC%p) (% FVC in healthy individuals normalized to age & height)

CINRG Duchenne Natural History Study Global (20 Centres) – 3 in EU (Sweden, Italy and UK) Study Period: 2006 – Present Largest prospective multicenter DMD natural history cohort N= 397 patients with pulmonary data CINRG website. www.cinrgresearch.org/. Accessed March 17, 2018. Registry (# of Patients) FVC%p Italian Telethon (N=96) Leuven NMRC (N=89) CINRG (N=397) ü

Eteplirsen Pulmonary Outcomes Evaluated in 2 Ways Addressing CHMP Feedback Slope Model: FVC%p annual change by age (10 to <18 years) Studies 201/202, 301 & 204 Evaluated eteplirsen effects on patients who are expected to decline Time on Study 201/202: Change of FVC%p over 4 years Statistical analyses were pre-specified prior to accessing CINRG patient level data

Identification of CINRG Comparator for Slope Model Analysis (Ages 10 to < 18 years) Genotyped Exon 51 CINRG Registry Patients N=397 Slope Model Criteria Glucocorticoid Tx FVC%p assessments for ages of 10 to < 18 years N=148 N=20

Slope Model: Ages 10 to <18 yrs vs Exon 51 CINRG EC Annual Change (FVC%p, -SE) P-value vs CINRG < 0.001 0.004  0.017 N/A

Identification of CINRG Comparator for Time on Study 201/202 Over 4 Years Genotyped Exon 51 CINRG Registry Patients N=397 Slope Model Criteria Glucocorticoid Tx FVC%p assessments for ages of 10 to < 18 years N=148 N=20 Time on Study Criteria Glucocorticoid Tx BL Age of 7-13 years BL FVC%p of 84-124% N=67 32 with FVC%p at Year 4 N=9 2 with FVC%p at every year

77.4% 87.5% Time on Study 201/202: Change of FVC%p vs Genotyped CINRG EC (N=67) Patients Aged 7-13 Years Change from Baseline Mean (SE) FVC%p By Year Absolute difference ~10% in FVC%p at Year 4 Years

Clinical Efficacy Has Been Convincingly Demonstrated Major Objections Eteplirsen MAA Evidence from the 24 week placebo control period of Study 201 is weak Short treatment duration of placebo did not enable differentiation of effect Study 201/202 and interim analysis of 301 compared with external control groups is very weak Large magnitude of effect for Study 201/202 Ambulatory data from Study 301 (N=60) are supportive Significant slowing of pulmonary decline in 3 studies (N=74) Long-term, compelling data are essential to elucidate whether eteplirsen has a benefit Study 201/202 shows a consistent temporal pattern over 4 years Gradual accumulation of dystrophin

Eteplirsen Safety Experience is Favorable and Generally Consistent with Pediatric DMD 171 clinical patients* (309 patient-years at ≥30 mg/kg); 106 patients with ≥ 2 years Infusion-related reactions; most commonly mild headache, rash, vomiting 1 SUSAR urticaria, resolved with no recurrence 263 post-marketing patients (~113 patient-years): Safety profile generally similar to clinical trials Infusion-related reactions, including 2 bronchospasm events which resolved No signal for risks observed with drisapersen No hepatotoxicity, renal toxicity, hematologic toxicities, severe cutaneous reactions *Includes all doses and routes of administration.

Benefit Risk of Eteplirsen Craig M. McDonald, MD Study Chair, CINRG Duchenne Natural History Study Professor and Chair, Dept. Physical Medicine & Rehabilitation Professor of Pediatrics Director, Neuromuscular Disease Clinics University of California at Davis School of Medicine

Study 201/202: Eteplirsen Slows Disease Progression Across Multiple Endpoints 6MWT NSAA FVC%p LOA BL 1 2 3 4 BL 1 2 3 4 BL 1 2 3 BL 1 2 3 4 Years Years Years Years

Declining FVC%p Linked to Clinically Meaningful Thresholds and Risk of Death (Based on CINRG Data) Modified from † Mayer, et al. 2017; CINRG Data: McDonald CM, et al. 2018. FVC%p Mean (SEM) PFT Value Age (years) Nocturnal hypoventilation Increased risk of death Clinical Progression Intervention Continuous ventilation 6 8 10 12 14 16 18 20 22 24 26 28 30 0 20 30 40 50 60 80 100 10% reduction in FVC%p impacts risk of hypoventilation Night bi-level ventilation

Eteplirsen Slows the Rate of Pulmonary Decline Across Three Studies P-value vs CINRG < 0.001 0.004  0.017 N/A Annual Change (FVC%p, -SE)

Clinical Experience with Eteplirsen (Prof. McDonald): Three Youngest Patients Treated for > 3 Years 7.5 yrs (Study 203) 8.5 yrs (Study 203) 10 yrs (Study 301)

Questions Shamim Ruff, MSc (Moderator) Sr. Vice President, Chief Regulatory Affairs Officer

Backup Slides Displayed at Oral Explanation Q&A

Study 201/202: Similar Eteplirsen Benefit over Primary Comparator, independent of age of steroid initiation and regimen Parameter Eteplirsen Combined 201/202 Studies (N=12) Primary External Control (amenable to Exon 51 skipping) (N=12) Age at Steroid Start 5.2 6.5 Corticosteroid Type Deflazacort 8 (67%) 8 (67%) Prednisone 4 (33%) 4 (33%) Corticosteroid Regimen Continuous 11 (92%) 8 (67%) Intermittent 1 (8%) 4 (33%) 6MWT (m) difference from Primary EC at Year 4 Primary ANCOVA adjusted for BL 6MWT 165, p<0.001 ANCOVA adjusted for BL 6MWT, Age, Age at Steroid Start 163, p=0.005 MMRM adjusted for BL Age, 6MWT & Corticosteroid Type 154, p<0.001 ANCOVA adjusted for BL 6MWT, Corticosteroid Regimen 157, p=0.003 Slightly younger age of steroid initiation and higher proportion of continuous regimen for eteplirsen Sensitivity analyses adjusting for these covariates showed >150 meters with nominal significance

Δ=147 m* p=0.007 Δ=165 m* p=0.001 6MWT Study 201/202 vs Primary EC: Significant Benefit at Years 3 and 4 ANCOVA with a covariate for Baseline 6MWT. *Δ= Difference in Mean Change from Baseline. Both Groups Overlap at BL & Through Year 1 Mean 6MWT Distance (meters, ± SE)

Primary EC Comparable to CINRG Exon 51 Cohort on LOA CINRG, Exon 51, on steroids (N=37) Primary EC, Exon 51, on steroids (N=12) Probability of Remaining Ambulant 1.00 0.75 0.50 0.25 0.00 Years of Age 0 5 10 15 20 Median age of LOA was 13 years for both groups Kaplan-Meier Survival Estimate Data provided by CINRG and Primary External Control.

Eteplirsen Preserves Ambulation: Comparison to EC and CINRG Exon 51 CINRG, Exon 51, on steroids (N=37) Eteplirsen, Exon 51, on steroids (N=12) Primary EC, Exon 51, on steroids (N=12) Data provided by CINRG and Primary External Control. Years of Age Probability of Remaining Ambulant Kaplan-Meier Survival Estimate 1.00 0.75 0.50 0.25 0.00 0 5 10 15 20 Eteplirsen Median age of LOA not reached Median Age of N=10 ambulant patients at last 6MWT: 14.0 CINRG Median age of LOA was 13.0 95% CI: 11.5-15.0

Proportion of Patients Who Lost Ambulation Was Consistent Between Study 201/202 and 301 *Interim analysis. Only patients who completed full 96 weeks of eteplirsen treatment, with 6MWT were included in denominator (n=35). Proportion of Patients with Loss of Ambulation (%) Proportion of Patients with Loss of Ambulation at 96 Weeks (%) 2/12 5/35* 3/12

Study 201/202 vs Primary EC 6MWT Adjusting for Ability to Rise, Rise Time For 201/202 vs Primary EC, there are only 1-2 patients in each group who were unable to rise independently at Baseline Therefore, an analysis adjusting for ability to rise was not feasible An analysis was conducted adjusting for baseline rise time which resulted in a difference of 180 meters (p=0.001)

Age-Based (10 to <18 years) Slope Model Analysis Confirms that Eteplirsen Attenuates the Rate of Pulmonary Decline Pts # of Tests Study 301 42 184 Exon 51 CINRG 20 88 Pts # of Tests Study 204 20 117 Exon 51 CINRG 20 88 -3.79%/Yr -6.00%/Yr -3.66%/Yr -6.00%/Yr Study 301 Study 204

Study 301: Eteplirsen Benefit over Biomarin Placebo – Pre-specified sensitivity analysis adjusting for steroid type  Parameter Study 301 Primary Efficacy (N=59) Biomarin Study 044 Placebo (N=20) Age: Mean Min, Max 9.6 (7, 16) 8.8 (7, 12) 6MWT (m): Mean Min, Max 378 (301, 450) 368 (307, 437) Steroid Type (n, %) DFZ PRD 16 (29%) 43 (71%) 11 (55%) 9 (45%) 6MWT difference from Biomarin Placebo (m) at Year 1 19.9 m (P=0.304)

Contemporary Natural History Data for PFTs (CINRG, n=397) Longitudinal Models in DMD Patients 7 Years and Older Over Time PFT assessment GC use status Change per age in 7 to 9.9 year olds Change per age in 10 to 17.9 year olds Change per age in those 18 and older N (obs) N (indiv) Coefficient (p-value) N (obs) N (indiv) Coefficient (p-value) N (obs) N (indiv) Coefficient (p-value) FVC % predicted Not on GC 63 35 -5.91 (0.002) 358 89 -6.06 (<0.001) 207 55 -2.78 (<0.001) On GC 567 168 -0.69 (0.23) 886 198 -5.44 (<0.001) 309 72 -2.30 (<0.001) % Predicted FVC On GC Not on GC On GC Not on GC On GC Not on GC 150 100 50 0 0 10 20 30 40 Age

CINRG Comparators: Address CHMP Concerns Regarding Variable Literature Dec 2016 April 2017 Nov 2017 CINRG Data*: Linear Decline Ages 10-18 CHMP (Day 180): Requested Pattern over Time for Study 201/202 Dec 2017 Mar 2018 CHMP (Day 120): UDP Age Range of 7-15.5 Too Broad and Pulmonary Literature Varied on Steroids, Age and Genotype Slope Model (10-18 years) CINRG vs. Eteplirsen 201/202, 301 and 204 CINRG Patient Level FVC%p Data (N=397) Pattern Over Time CINRG vs 201/202 *Mayer et al., US Neurology, 2017;13(1):35–41, McDonald et al. Neuromuscular Disorders, 2017; 27(2): S115–S116 Eteplirsen FVC%p vs. Literature 201/202 vs. UDP Patient Level Data (Ages 7-15.5, Partial GC) Submitted Day 180 MAA Submission

Difference in FVC%p annual change favors eteplirsen vs. external controls (Slope Models, Ages 10 - <18 years) Etep. Ctrl 12 20 42 20 20 20 12 148 42 148 20 148 N

Study 201/202: 30 mg/kg and 50 mg/kg Resulted in Similar Dystrophin Response at Week 48 Absolute Values Each bar graph N=6 Week 48

CINRG: Exon 44 vs Exon 51 Skip Amenable LoA Bello et al. Neurology. 2016; 87:4(4)401-9

Longitudinal 6MWD: Exon 44 Skip Amenable vs. Treated/Untreated Exon 51 Exon 44 N=8 Eteplirsen N=12 Untx Exon 51 N=12

Brooke Upper Extremity Functional Grade 1 2 3 4 5 6 Starting with arms at the sides, the patient can abduct the arms in a full circle until they touch above the head. Can raise arms above head only be flexing the elbow or using accessory muscles. Cannot raise arms above head but can raise an 8oz. glass of water to mouth. Can raise hands to mouth but cannot raise an 8oz. glass of water to mouth. Cannot raise hands to mouth but can use hands to hold a pen or pick up small objects from a table. Cannot raise hands to mouth and has no functional use of hands.

FVC is Related to Upper Limb Function in DMD CINRG Duchenne Natural History Study Data; n = 2311 observations. OHR = Overhead Reach Patients with no hand function have very low FVC McDonald et al. Lancet 2017

PUL Assessment Items 1 PUL entry item to define the starting functional level (similar to Brooke score) 4 items: HIGH LEVEL – SHOULDER DIMENSION 9 items: MID LEVEL – ELBOW DIMENSION includes timed items 8 items: DISTAL LEVEL – WRIST and HAND DIMENSION

Study 4658-204 PUL Middle Domain – NON AMBULATORY

Figure 8: Day 180 JRAR Clinical